AGREEMENT TO SHARE OFFICE SPACE AND FACILITIES

THIS AGREEMENT TO SHARE OFFICE SPACE AND FACILITIES (the "Agreement") is made as of April 1, 2010, by and between Diversified Private Equity Corp., a Delaware corporation ("DPEC"), and Hollywood Burger Holdings, Inc., a Delaware corporation ("HBH").

RECITALS

1. DPEC and its subsidiaries DPEC Capital, Inc. and InvestBio, Inc. (the "Subsidiaries") maintain their corporate offices at 135 Fifth Avenue, 10th Floor, New York, New York 10010. Additionally, InvestProperty Group, LLC ("IPG") also maintains its corporate offices at this location.

2. HBH is a recently formed corporation. The two principal officers of HBH are Scott Mathis and Tim Holderbaum, who are also officers of DPEC and the Subsidiaries and of IPG.

3. HBH has concluded that it would be impractical and inefficient to establish separate offices for its start-up operations, and thus desires to share office space with an established business. DPEC, as a means to recoup some of its costs in maintaining its corporate offices, is willing to permit Mr. Mathis and Mr. Holderbaum (and their associates) to utilize DPEC offices and facilities to support the business of HBH for the start-up period from April 1, 2010 through June 30, 2012, and possibly thereafter, provided that the use of office space and facilities is paid for at market rates and on an arm's length basis.

Based on the foregoing recitals, the parties hereto agree as follows:

AGREEMENT

1. DPEC shall permit HBH's principal employees to conduct HBH business from their offices at DPEC.

2. In accordance with Schedule A hereto, which may be revised from time to time, HBH shall pay a fixed monthly rate at the end of every calendar month for use of DPEC's office space and the facilities maintained therein, including telephone, computers, internet, fax, copier, etc.

3. DPEC, on behalf of itself and the Subsidiaries, hereby agrees to permit its employees to provide services to or on behalf of HBH, and HBH hereby agrees to pay a percentage of the compensation paid to such employees, as set forth on Schedule A hereto, which may be revised and amended from time-to-time.

4. DPEC shall remain responsible for the ownership, maintenance and insurance of all office equipment, facilities, etc. that are available for use by HBH under this Agreement. HBH agrees to use all such equipment and facilities in a reasonable and businesslike manner.

5. This Agreement, including Schedule A hereto, may be amended only in a writing signed by duly authorized officers of DPEC and HBH, only one of which shall be Mr. Mathis

and Mr. Holderbaum. In other words, Mr. Mathis or Mr. Holderbaum collectively shall only sign on behalf of one of the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

DIVERSIFIED PRIVATE EQUITY CORP.

By: /s/ Ronald S. Robbins

HOLLYWOOD BURGER HOLDINGS, INC.

By: /s/ Scott L. Mathis

SCHEDULE A

EXPENSE CATEGORY		MONTHLY COST TO HBH
Administrative Personnel & Payroll Expenses		$3,300
Holderbaum, T.	10% base salary	
Beebe, L.	20% base salary	
Ferguson, S.	5% base salary	
Bakina, M.	5% base salary	
Stear, R.	15% base salary	
Rent (150 sf @ $40/year) Use of Address, Conference room, Offices, Storage		500
Utilities, admin charges & real estate taxes (% of overall rent)		150
Communication and computers Use of Communication facilities: Phone, Fax, Mail machine, Copier, PC		100
Web-hosting and internet, email and IT support (larger items billed separately)		300
Office Expenses/Supplies & use of furniture		200
Insurance		300
Other (including accounting services)		100
MONTHLY TOTAL		$ 4,950

MEMORANDUM

TO: Files

FROM: Tim Holderbaum

RE: Allocation of Expenses between Diversified Private Equity Corp. (DPEC) and Hollywood Burger Holdings, Inc. (HBH) – Expense Sharing Agreement (ESA 4)

DATED: April 1, 2011

According to the Agreement dated 4/1/2010, concerning the same matter above, we are reevaluating the allocation of expenses to better reflect actual use of personnel, office space, utilities, professional services and material.

Management has analyzed the actual expenses incurred by HBH and paid for by DPEC, analyzing past and anticipated future expenses. In this analysis, management has used its best judgment to determine the actual percentage used by HBH personnel, office space, utilities, professional services and material. Due to the nature of some of these expenses and the close connection of some of the business procedures involved, actual expense might vary from the expenses allocated.

Based on the foregoing analysis, as acknowledged below, management of DPEC and HBH have agreed to adjust certain expense allocations between DPEC and HBH for the period beginning 04/01/2011, it being understood that DPEC shall make the payments due to third parties (vendors, landlord, employees, etc.) and HBH shall pay to DPEC its allocated portion of such amounts. Payment is due by the end of the month during which the expenses occur, but may be extended at DPEC's discretion. HBH shall pay for its share of the following expense categories, calculated on a reasonable and consistent basis, in accordance with the following schedule:

EXPENSE CATEGORY — MONTHLY COST TO HBH

Salaried Compensation (including all related payroll expenses, benefits and taxes)

Mathis, S.	20% base salary
Holderbaum, T.	15% base salary
Beebe, L.	11% base salary
Ferguson, S.	8% base salary
Stear, R.	16% base salary

BI-WEEKLY VERIABLE TOTAL: To be calculated every pay-period, according to actual cost

Rent - 10th Floor	5% base rent	580
Utilities	5%	80
Real Estate Taxes	5%	20
Telephone	10%	160
Internet	10%	130
Office Expenses	35%	160
Insurance	25%	300
IT Services	20%	160
MONTHLY FIXED TOTAL		$ 1,590

ACKNOWLEDGED AND APPROVED:

DIVERSIFIED PRIVATE EQUITY CORP.

By: /s/ Tim F. Holderbaum

HOLLYWOOD BURGER HOLDINGS, INC.

By: /s/ Scott L. Mathis

MEMORANDUM

TO: Files

FROM: Mark Downey

RE: Allocation of Expenses between Algodon Wines & Luxury Development Group, Inc. ("AWLD") and Hollywood Burger Holdings, Inc. ("HBH") – Expense Sharing Agreement (ESA 4)

DATED: January 1, 2015

According to the Agreement dated 4/1/2011, concerning the same matter above, we are reevaluating the allocation of expenses to better reflect actual use of personnel, office space, utilities, professional services and material.

Management has analyzed the actual expenses incurred by HBH and paid for by AWLD, analyzing past and anticipated future expenses. In this analysis, management has used its best judgment to determine the actual percentage used by HBH personnel, office space, utilities, professional services and material. Due to the nature of some of these expenses and the close connection of some of the business procedures involved, actual expense might vary from the expenses allocated.

Based on the foregoing analysis, as acknowledged below, management of AWLD and HBH have agreed to adjust certain expense allocations between AWLD and HBH for the period beginning 01/01/2015, it being understood that AWLD shall make the payments due to third parties (vendors, landlord, employees, etc.) and HBH shall pay to AWLD its allocated portion of such amounts. Payment is due by the end of the month during which the expenses occur, but may be extended at AWLD's discretion. HBH shall pay for its share of the following expense categories, calculated on a reasonable and consistent basis, in accordance with the following schedule:

EXPENSE CATEGORY **MONTHLY ALLOCATION**

Salaried Compensation (including all related cost), calculated every pay-period, according to actual cost

Mathis, S.	19% base salary
Downey, M..	15% base salary
Ferguson, S.	7.7% base salary
Beebe, L.	9.8% base salary
Stear, R.	15.6% base salary

Rent, utilities & real estate taxes	1,500
Telephone	150
Internet	140
IT Services	230
Accounting Services	400
AMEX – Credit Card	500
Office Expense	330
MONTHLY FIXED TOTAL	$3,250

ACKNOWLEDGED AND APPROVED:

ALGODON WINES &
LUXURY DEVELOPMENT GROUP, INC.

By: /s/ Mark G. Downey

HOLLYWOOD BURGER HOLDINGS, INC.

By: /s/ Scott L. Mathis

MEMORANDUM

TO: Files

FROM: Maria Echevarria

RE: Allocation of Expenses between Algodon Wines & Luxury Development Group, Inc. ("AWLD") and Hollywood Burger Holdings, Inc. ("HBH") – Expense Sharing Agreement (ESA 4)

DATED: January 1, 2016

With respect to the Agreement dated 4/1/2011, concerning the subject matter referenced above, we are reevaluating the allocation of expenses to better reflect actual use of personnel, office space, utilities, professional services and material.

Management has analyzed the actual expenses incurred by HBH and paid for by AWLD, analyzing past and anticipated future expenses. In this analysis, management has used its best judgment to determine the actual percentage used by HBH personnel, office space, utilities, professional services and material. Due to the nature of some of these expenses and the close connection of some of the business procedures involved, actual expense might vary from the expenses allocated.

Based on the foregoing analysis, as acknowledged below, management of AWLD and HBH have agreed to adjust certain expense allocations between AWLD and HBH for the period beginning 01/01/2016, it being understood that AWLD shall make the payments due to third parties (vendors, landlord, employees, etc.) and HBH shall pay to AWLD its allocated portion of such amounts. Payment is due by the end of the month during which the expenses occur, but may be extended at AWLD's discretion. HBH shall pay for its share of the following expense categories, calculated on a reasonable and consistent basis, in accordance with the following schedule:

EXPENSE CATEGORY — **MONTHLY ALLOCATION**

Salaried Compensation (including all associated costs), calculated every pay-period, according to actual cost:

Mathis, S.	10% base salary + 10% associated costs
Echevarria, M.	10% base salary + 10% associated costs
Ferguson, S.	5% base salary + 10% associated costs
Gerber, I.	10% base salary + 10% associated costs
Stear, R.	25% base salary + 10% associated costs

Rent, utilities & real estate taxes	1,500
Telephone	150
Internet	140
IT Services	230
Accounting Services	400
AMEX – Credit Card	500
Office Expense	330
MONTHLY FIXED TOTAL	$3,250

ACKNOWLEDGED AND APPROVED:

ALGODON WINES &
LUXURY DEVELOPMENT GROUP, INC.

By: /s/ Maria I. Echevarria

HOLLYWOOD BURGER HOLDINGS, INC.

By: /s/ Scott L. Mathis

MEMORANDUM

TO: Files

FROM: Maria Echevarria

RE: Allocation of Expenses between Algodon Wines & Luxury Development Group, Inc. ("AWLD") and Hollywood Burger Holdings, Inc. ("HBH") – Expense Sharing Agreement (ESA 4)

DATED: June 1, 2016

- -

With respect to the Agreement dated 4/1/2011, concerning the subject matter referenced above, we are reevaluating the allocation of expenses to better reflect actual use of personnel, office space, utilities, professional services and material.

Management has analyzed the actual expenses incurred by HBH and paid for by AWLD, analyzing past and anticipated future expenses. In this analysis, management has used its best judgment to determine the actual percentage used by HBH personnel, office space, utilities, professional services and material. Due to the nature of some of these expenses and the close connection of some of the business procedures involved, actual expense might vary from the expenses allocated.

Based on the foregoing analysis, as acknowledged below, management of AWLD and HBH have agreed to adjust certain expense allocations between AWLD and HBH for the period beginning 01/01/2016, it being understood that AWLD shall make the payments due to third parties (vendors, landlord, employees, etc.) and HBH shall pay to AWLD its allocated portion of such amounts. Payment is due by the end of the month during which the expenses occur, but may be extended at AWLD's discretion. HBH shall pay for its share of the following expense categories, calculated on a reasonable and consistent basis, in accordance with the following schedule:

EXPENSE CATEGORY	**MONTHLY ALLOCATION**

Salaried Compensation (including all associated costs), calculated every pay-period, according to actual cost:

Mathis, S.	10% base salary + 10% associated costs
Echevarria, M.	10% base salary + 10% associated costs
Gerber, I.	10% base salary + 10% associated costs
Stear, R.	25% base salary + 10% associated costs

Rent, utilities & real estate taxes	1,500
Telephone	150
Internet	140
IT Services	230
Accounting Services	400
AMEX – Credit Card	500
Office Expense	330
MONTHLY FIXED TOTAL	$3,250

ACKNOWLEDGED AND APPROVED:

ALGODON WINES &
LUXURY DEVELOPMENT GROUP, INC.

By: /s/ Maria I. Echevarria

HOLLYWOOD BURGER HOLDINGS, INC.

By: /s/ Scott L. Mathis

MEMORANDUM

TO: Algodon Wines & Luxury Development Group, Inc. ("AWLD")

FROM: Hollywood Burger Holdings, Inc. ("HBH")

RE: Schedule of Repayment of Expenses Allocated by AWLD to HBH

DATED: March 24, 2017

Pursuant to the Expense Sharing Agreement between AWLD and HBH, as of the date of this memorandum, HBH owes AWLD $363,389.24 (the "HBH Expense Obligation"). HBH presently expects to raise new capital over the next few months, and part of that capital will be earmarked toward reducing and eventually eliminating the HBH Expense Obligation.

Accordingly, in consideration of AWLD's continued forbearance in taking action to enforce its rights and to collect monies owed by HBH, HBH hereby commits to the repayment of the HBH Expense Obligation in accordance with the following schedule:

Due Date	Repayment Commitment
August 1, 2017	$50,000
October 1, 2017	$50,000
January 1, 2018	$75,000
April 1, 2018	$75,000
July 1, 2018	$75,000
October 1, 2018	$38,389.24, plus additional unpaid allocated expenses accruing on or after March 24, 2017

To the extent HBH is financially in a position to accelerate these payments, it will undertake to do so in good faith.

ACKNOWLEDGED AND AGREED:

ALGODON WINES &
LUXURY DEVELOPMENT GROUP, INC.

By: /s/ Maria I. Echevarria, CFO

HOLLYWOOD BURGER HOLDINGS, INC.

By: /s/ Scott L. Mathis, CEO

MEMORANDUM

TO: Files

FROM: Maria Echevarria

RE: Allocation of Expenses between Algodon Wines & Luxury Development Group, Inc. ("AWLD") and Hollywood Burger Holdings, Inc. ("HBH") – Expense Sharing Agreement (ESA 4)

DATED: January 1, 2019

With respect to the Agreement dated 4/1/2011, concerning the subject matter referenced above, we are reevaluating the allocation of expenses to better reflect actual use of personnel, office space, utilities, professional services and material.

Management has analyzed the actual expenses incurred by HBH and paid for by AWLD, analyzing past and anticipated future expenses. In this analysis, management has used its best judgment to determine the actual percentage used by HBH personnel, office space, utilities, professional services and material. Due to the nature of some of these expenses and the close connection of some of the business procedures involved, actual expense might vary from the expenses allocated.

Based on the foregoing analysis, as acknowledged below, management of AWLD and HBH have agreed to adjust certain expense allocations between AWLD and HBH for the period beginning 01/01/2019, it being understood that AWLD shall make the payments due to third parties (vendors, landlord, employees, etc.) and HBH shall pay to AWLD its allocated portion of such amounts. Payment is due by the end of the month during which the expenses occur, but may be extended at AWLD's discretion. HBH shall pay for its share of the following expense categories, calculated on a reasonable and consistent basis, in accordance with the following schedule:

EXPENSE CATEGORY | **MONTHLY ALLOCATION**

Salaried Compensation (including all associated costs), calculated every pay-period, according to actual cost:

Mathis, S.	10% base salary + 10% associated costs
Echevarria, M.	10% base salary + 10% associated costs
Gerber, I.	10% base salary + 10% associated costs
Stear, R.	25% base salary + 10% associated costs

Rent, utilities & real estate taxes	1,500
Telephone	150
Internet	140
IT Services	230
Accounting Services	400
AMEX – Credit Card	500
Office Expense	330
MONTHLY FIXED TOTAL	$3,250

ACKNOWLEDGED AND APPROVED:

ALGODON WINES &
LUXURY DEVELOPMENT GROUP, INC.

By: /s/ Maria I. Echevarria

HOLLYWOOD BURGER HOLDINGS, INC.

By: /s/ Scott L. Mathis

EXHIBIT B

MEMORANDUM

TO: Gaucho Group Holdings, Inc.

FROM: Hollywood Burger Holdings, Inc. and Scott L. Mathis

RE: Amendment to January 1, 2019 Memorandum – Expense Sharing Agreement

DATED: December 11, 2019

The agreement and understanding set forth in the memorandum signed by Gaucho Group Holdings, Inc. ("GGH") (formerly Algodon Wines & Luxury Development Group) and Hollywood Burger Holdings, Inc. ("HBH"), dated January 1, 2019, concerning the Expense Sharing Agreement between GGH and HBH ("ESA"), is hereby updated and amended as follows:

1) GGH and HBH acknowledge that, as of Nov. 30, 2019, HBH has prepaid $310,329 against its future obligations under the ESA.

2) GGH represents that it is currently in the final stages of launching an initial public offering ("IPO") in which it plans to raise approximately $8,000,000. GGH further represents that it anticipates completing the IPO by January 31, 2020.

3) In order to cover its pre-IPO short term financing needs, GGH has requested that HBH prepay up to an additional $400,000 under the ESA, and HBH has agreed to do so. In return, HBH's expense obligations under the ESA shall be reduced by 15% until such time that its prepayment has been reduced to zero.

4) GGH will, upon the successful completion of the IPO, return to HBH most if not all of the funds that HBH has prepaid under the ESA.

5) HBH and Scott L. Mathis ("Mathis") acknowledge that as of Nov, 30, 2019, HBH owes Mathis $227,500 of unpaid wages which have accrued over the past three years. In the event the IPO is unsuccessful, and thereafter GGH is unable to continue its business in whole or in part so that there is little likelihood that GGH will repay HBH and/or be in a position to utilize the prepayments made by HBH under the ESA, HBH and Mathis agree that HBH is authorized to apply the amount of the accrued and unpaid wages due to Mathis against any unrecovered or likely unrecoverable prepayment made by HBH under the ESA. In other words, and for the avoidance of confusion, under such circumstances Mathis would forgo all claim to collect or be paid such accrued and unpaid wages, and HBH can revise its internal books and records accordingly. In effect, Mathis's willingness to forgo such wages shall serve as security for the prepayments agreed to by HBH.

All other terms of the January 1, 2019 memorandum not hereby revised shall remain in full force and effect.

(Signatures appear on following page)

ACKNOWLEDGED AND AGREED:

GAUCHO GROUP HOLDINGS, INC.

By: /s/ Maria I. Echevarria, CFO

HOLLYWOOD BURGER HOLDINGS, INC.

By: /s/ Scott L. Mathis, CEO

/s/ Scott L. Mathis, Individually